Dated Consultant Agreement Version 4878-3718-5545v.3 RESTRICTED STOCK UNIT AWARD Effective as of January 14, 2022 The parties to this Restricted Stock Unit Award are Applied Blockchain, Inc. a Nevada Corporation (the “Company”), and 2378688 Alberta Ltd., an Alberta Corporation (“Consultant”), a third-party consultant to the Company. Pursuant to the terms of that certain consulting services agreement between the Company and Consultant effective as of February 24, 2022 (the “Agreement”), the Company desires to engage Consultant to provide the services specified in the Agreement to the Company, and to provide Consultant with an incentive to put forth maximum effort for the success of the Company’s business. In accordance with Section 7 of Exhibit A to the Agreement, the Company has agreed to grant Consultant an award (“Award”) in the form of 7,500,000 restricted stock units (“RSUs”) subject to the terms and conditions herein set forth. This RSU Award is a material inducement for Consultant to provide services to the Company pursuant to the Agreement. Accordingly, intending to be legally bound hereby, the parties agree as follows: ARTICLE I Definitions The following definitions shall apply for purposes of this Award: 1.1 “Board” shall mean the Board of Directors of the Company. 1.2 “Cause” shall mean any of the following events-- (a) indictment or conviction of, or plea of nolo contendere to, (i) any felony, or (ii) another crime involving dishonesty or moral turpitude, or Consultant’s engaging in any embezzlement, financial misappropriation or fraud, related to his consulting with, or provision of services to, the Company or any subsidiary or affiliate; (b) engaging in any willful misconduct or gross negligence or willful act of dishonesty, including any violation of federal securities laws, or violence or threat of violence, which is materially injurious to the Company or any subsidiary or affiliate; (c) repeated abuse of alcohol or drugs (legal or illegal) that, in the Company’s reasonable judgment, materially impairs Consultant’s ability to perform the Services under the Agreement; or DocuSign Envelope ID: 8711E1C3-B91F-43CC-B7C2-8E2BACB01583

2 4878-3718-5545v.3 (d) willful and knowing breach or violation of any material provision of the Agreement, including, but not limited to, any applicable confidentiality, non-solicitation and non-competition requirements thereof. 1.3 “Change of Control” means the occurrence of any of the following events -- (i) Any Person, other than (x) a fiduciary holding securities under an employee benefit plan of the Company or any subsidiary or affiliate, or (y) any corporation owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company’s Common Stock becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (ii) the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the members of the Board of Directors as of the Effective Date (the “Incumbent Directors”) and any successor director whose appointment is endorsed by the Incumbent Directors or any such duly-endorsed successor director cease to constitute a majority of the Board; or (iv) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation. For purposes of this Section 1.3— “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof; and “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act. 1.4 “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and any applicable regulations thereunder and any successor or similar provision. 1.5 “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Award. The members of the Committee shall (i) be appointed from time to time by and shall serve at the discretion of the Board, and (ii) shall consist of “non-employee directors” as defined in Section 16 of the Exchange Act. If the Committee does not exist or cannot function for any reason, the DocuSign Envelope ID: 8711E1C3-B91F-43CC-B7C2-8E2BACB01583

3 4878-3718-5545v.3 Board may take any action under this Award that would otherwise be the responsibility of the Committee. 1.6 “Common Stock” shall mean shares of the Company’s common stock. 1.7 “Effective Date” shall mean January 14, 2022. 1.8 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. 1.9 “Merger” shall mean any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company. 1.10 “The Trading Market” means, initially, OTC Markets (including OTCQX, OTCQB and Pink Markets), or any of the following other markets that becomes the primary trading market for the Common Stock: The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange or the NYSE American (or any nationally recognized successor to any of the foregoing). ARTICLE II Grant of RSUs 2.1 On January 14, 2022 (the “Grant Date”), the Company granted to Consultant this Award in the form of 7,500,000 RSUs. Each RSU shall have a value equal to one share of the Company’s Common Stock. 2.2 The RSUs shall be subject to the terms and conditions of this Award. 2.3 Except as provided in this Award, the RSUs shall remain unvested, nontransferable and are subject to a substantial risk of forfeiture. In addition, the RSUs shall not be vested, and Consultant’s interest in the RSUs granted hereunder shall be forfeited, except to the extent that the provisions of this Award are satisfied. ARTICLE III Vesting of RSUs 3.1 Consultant’s RSUs shall be vested in accordance with this Article III. 3.2 The RSUs shall vest in accordance with the requirements of this Section 3.2. (a) Subject to the remaining subparagraphs of this Section 3.2, the RSUs shall vest in ten (10) separate tranches, such tranches structured as follows: (i) Tranche 1--One Million (1,000,000) Units (ii) Tranche 2--One Million (1,000,000) Units (iii) Tranche 3-- One Million (1,000,000) Units DocuSign Envelope ID: 8711E1C3-B91F-43CC-B7C2-8E2BACB01583

4 4878-3718-5545v.3 (iv) Tranche 4--One Million (1,000,000) Units (v) Tranche 5--Seven Hundred and Fifty Thousand (750,000) Units (vi) Tranche 6--Seven Hundred and Fifty Thousand (750,000) Units (vii) Tranche 7--Five Hundred Thousand (500,000) Units (viii) Tranche 8--Five Hundred Thousand (500,000) Units (ix) Tranche 9--Five Hundred Thousand (500,000) Units (x) Tranche 10--Five Hundred Thousand (500,000) Units (b) Subject to subparagraph (c) hereof, Tranche 1 of the RSUs shall vest upon the attainment of the first 50 MW of the Electrical Capacity of the DC Project, and subsequent Tranches of the RSUs shall vest upon attainment of each additional 50 MW of the Electrical Capacity of the DC Project (“Electrical Capacity Event”). (c) No RSUs shall fully vest until such time as a registration statement allowing for the resale of Company’s stock has been declared effective by the Securities and Exchange Commission (“Effective Registration Event”). (d) For the sake of clarity, (i) if the total secured Electricity Capacity of the DC Project is 200 MW, then Consultant shall be vested as to the Electrical Capacity Event vesting requirement in 4,000,000 RSUs, and (ii) once the Effective Registration Event has occurred, all RSUs that have previously met the Electrical Capacity Event requirement shall become immediately fully vested. (e) Should the capacity addition of Tranche 10 not be in an increment of 50 MW, the above RSU vesting will be prorated. 3.3 Subject to Section 3.4 and Article V of this Award, all RSUs that are forfeitable shall be forfeited if Consultant’s Services under the Agreement shall be terminated in accordance therewith. 3.4 Notwithstanding the provisions of Section 3.3 hereof, if, prior to the forfeiture of this Stock Award under Section 3.3, Consultant experiences a Qualifying Termination Event (as defined in Section 3.5), all RSUs that are forfeitable shall become fully vested upon the Qualifying Termination Event. 3.5 For purposes of this RSU Award, “Qualifying Termination Event” shall mean Consultant’s death, Disability, or termination of services by the Company other than for Cause. “Disability” for purposes of this Section 3.5 shall mean Consultant’s permanent and total disability within the meaning of Section 22(e)(3) of the Code. ARTICLE IV Payment of the RSUs DocuSign Envelope ID: 8711E1C3-B91F-43CC-B7C2-8E2BACB01583

5 4878-3718-5545v.3 4.1 Payment of the vested RSUs shall be made as soon as practicable after the RSUs have vested, but in no event later than March 15th of the calendar year after the calendar year in which the RSUs vest. 4.2 The vested RSUs shall be paid in cash or whole shares of Common Stock or a combination thereof, as determined in the sole discretion of the Company. 4.3 Consultant covenants and agrees that it will prepare all applicable income and information tax returns and all other governmental reports of any kind and report and pay all taxes resulting from the grant and vesting of the RSUs. Consultant shall be liable for and shall indemnify Company with respect to all taxes, contributions and penalties imposed on the Company by any governmental or other public authority having jurisdiction with respect to or measured by the income or profit received by Consultant pursuant to this Award. 4.4 If Consultant dies prior to the payment of his vested RSUs, any vested RSUs shall be paid to his Beneficiary. Consultant shall have the right to designate a Beneficiary on a form filed with the Committee; if Consultant fails to designate a Beneficiary, or if at the time of Consultant’s death there is no surviving Beneficiary, any vested RSUs will go to Consultant’s estate. ARTICLE V Change in Control 5.1 In the event of a Change in Control prior to the forfeiture of the RSUs under Section 3.3, the provisions of this Article V shall apply. (a) Subject to subparagraphs (b) and (d) of this Section 5.1, if, upon a Change in Control, Consultant receives a new award which qualifies as a Replacement Award (as defined below), the Replacement Award shall replace this Award and continue subject to the Replacement Award’s terms. (i) A “Replacement Award” is an award that substitutes for this Award and meets the following requirements: (i) it has a value at least equal to the value of this Award as determined under applicable law and by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and (iii) its other terms and conditions are not less favorable to Consultant than the terms and conditions of this Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of this Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of a Replacement Award are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. DocuSign Envelope ID: 8711E1C3-B91F-43CC-B7C2-8E2BACB01583

6 4878-3718-5545v.3 (b) If, following a Change in Control, the Company’s shares continue to be traded on The Trading Market or another established securities market, this Award shall continue in effect and be treated as a Replacement Award. (c) If, upon a Change in Control that results in the Company’s shares no longer being traded on The Trading Market or another established securities market and no Replacement Award is granted to Consultant, the unvested portion of this Award shall become vested immediately prior to the consummation of the Change in Control. (d) Notwithstanding the foregoing, upon a Change in Control, the Committee may determine that this Award shall be canceled and terminated for consideration instead. (e) If, in connection with a Change of Control, Consultant’s payment of this Award will cause Consultant to be liable for federal excise tax under Code Section 4999 levied on certain “excess parachute payments” as defined in Code Section 280G (“Excise Tax”), then the payments made pursuant to the Awards shall be reduced (or repaid to the Company, if previously paid or provided) as provided below: (i) If the payments due upon a Change of Control under this Award and any other agreement between Consultant and the Company, exceed 2.99 times Consultant’s “base amount,” as defined in Code Section 280G, a reduced payment amount shall be calculated by reducing the payments to the minimum extent necessary so that no portion of any payment, as so reduced or repaid, constitutes an excess parachute payment. If it is determined that any Excise Tax is payable by Consultant, Consultant shall receive either (i) all payments otherwise due; or (ii) the reduced payment amount described in the preceding sentence, whichever will provide Consultant with the greater after-tax economic benefit taking into account for these purposes any applicable excise tax. (ii) Whether payments are to be reduced pursuant to this subparagraph (e), and the extent to which they are to be so reduced, will be determined solely by the Company in good faith and the Company will notify Consultant in writing of its determination. (iii) In no event shall Consultant be entitled to receive any kind of gross-up payment or excise tax reimbursement from the Company. ARTICLE VI Miscellaneous 6.1 The terms of this RSU shall be adjusted as the Committee determines is equitable in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization. DocuSign Envelope ID: 8711E1C3-B91F-43CC-B7C2-8E2BACB01583

7 4878-3718-5545v.3 6.2 Whenever the term “Consultant” is used in any provision of this Award under circumstances where the provision should logically be construed to apply to the Etienne Snyman, or Etienne Snyman’s executors, the administrators, or the person or persons to whom the RSUs may be transferred by will or by the laws of descent and distribution, the term “Consultant” shall be deemed to include such person or persons. 6.3 The RSUs granted hereunder are not transferable by Consultant otherwise than by will or the laws of descent and distribution. No assignment or transfer of the RSUs granted hereunder, or of the rights represented thereby, whether voluntary or involuntary, by the operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any such assignment or transfer the RSUs shall terminate and become of no further effect. 6.4 Consultant shall not be deemed for any purpose to be a shareholder of the Company in respect of any shares as to which the RSUs shall not have been vested and paid in Common Stock. 6.5 Nothing in this Award or otherwise shall obligate the Company to vest any of the RSUs, to permit the RSUs to be earned and vested other than in accordance with the terms hereof or to grant any waivers of the terms of this Award, regardless of what actions the Company, the Board or the Committee may take or waivers the Company, the Board or the Committee may grant under the terms of or with respect to any RSU now or hereafter granted to any other person or any other RSU granted to Consultant. 6.6 Notwithstanding any other provision hereof, Consultant shall not earn or vest in the RSUs granted hereunder, and the Company shall not be obligated to issue any shares to Consultant hereunder, if the earning or vesting thereof or the issuance of such shares would constitute a violation by Consultant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final and binding. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or to take any other affirmative action in order to cause the issuance of shares pursuant this RSU to comply with any law or regulation of any governmental authority. 6.7 If the events described in Article III or V occur after the date that Consultant is advised (upon recommendation by the Committee) that his Agreement with the Company is being, or will be, terminated pursuant to Section 8 of the Agreement, accelerated vesting shall not occur and all rights under this Award shall terminate, and this Award shall expire on the date of termination of Consultant’s Agreement. 6.8 This Award shall be governed by the laws of the State of Texas applicable to agreements made and performed wholly within the State of Texas (regardless of the laws that might otherwise govern under applicable conflicts of laws principles) and applicable federal law. All disputes arising under this Award shall be adjudicated solely within the State or Federal courts located within the State of Texas, Dallas County, and in accordance with the resolution provisions under the Agreement. DocuSign Envelope ID: 8711E1C3-B91F-43CC-B7C2-8E2BACB01583

8 4878-3718-5545v.3 6.9 This Award sets forth a complete understanding between the parties with respect to its subject matter and supersedes all prior and contemporaneous agreements and understandings with respect thereto. Except as expressly set forth in this Award, the Company makes no representations, warranties or covenants to Consultant with respect to this Award or its subject matter, including with respect to the current or future value of the shares subject to the RSUs. Any modification, amendment or waiver to this Award will be effective only if it is in writing signed by the Company and Consultant. The failure of any party to enforce at any time any provision of this Award shall not be construed to be a waiver of that or any other provision of this Award. 6.10 This Award shall be administered and interpreted solely by the Committee or its delegated agent. 6.11 It is the intent that this Award comply in all respects with Rule 16b-3 under the Exchange Act and any related regulations. If any provision of this Award is later found not to be in compliance with such Rule and regulations, the provisions shall be deemed null and void. The provisions of the RSUs under this Award shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder. 6.12 Subject to the limitations set forth herein, this Award shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of Consultant and the successors of the Company. 6.13 This Award is subject to the terms of any separate Clawback Policy maintained by the Company, as such Policy may be amended from time to time. 6.14 Consultant hereby acknowledges receipt of a copy of this Award, and that he has read and understands the terms and provisions hereof, and accepts the RSUs subject to all of the terms and conditions of the Award. 6.15 In the event of any conflict between the provisions of this Award and the provisions of the Agreement, the provisions of this Award shall govern. [SIGNATURE PAGE TO FOLLOW] DocuSign Envelope ID: 8711E1C3-B91F-43CC-B7C2-8E2BACB01583

Dated Consultant Agreement Version 4878-3718-5545v.3 IN WITNESS WHEREOF, the parties hereto have executed this Award as of the day and year first above written. APPLIED BLOCKCHAIN, INC. By: Name: David Rench Title: Chief Financial Officer 2378688 ALBERTA LTD. By: Name: Etienne Snyman Title: DocuSign Envelope ID: 8711E1C3-B91F-43CC-B7C2-8E2BACB01583